Leases	12 Months Ended
Dec. 31, 2024
Disclosure Of Leases [Abstract]
Leases	Leases
The Group as lessee
The Group leases branches under lease contracts. Leases are typically for a term of 5 years, with the option to renew after that date. Payments for leases are increased annually to reflect the market conditions.
Below are the minimum future payments of leases under lease contracts not subject to cancellation as of December 31, 2024 and 2023:

	Leases in U.S. dollars	Leases in local currency	Total December 31, 2024	Total December 31, 2023
Up to 1 year	852,573	274,266	1,126,839	2,662,757
From 1 to 5 years	18,392,659	3,537,237	21,929,896	38,279,009
More than 5 years	9,342,044	—	9,342,044	10,251,709
TOTAL			32,398,779	51,193,475
The interest on liabilities from finance lease as of December 31, 2024 and 2023, amounts to 4,100,609 and 3,700,118, respectively. The exchange rate loss difference recognized in profit or loss as of December 31, 2024 and 2023, amounts to 7,361,232 and 56,365,284, respectively.